Business acquisitions and development projects	6 Months Ended
Jun. 30, 2019
Business Combinations [Abstract]
Business acquisitions and development projects

(a)	Agreement to develop the Maverick Creek Wind Project
Subsequent to quarter end, on August 8, 2019, the Liberty Power Group agreed to jointly develop an approximately 470 MW Maverick Creek Wind Project located in Concho County, Texas with Renewable Energy Systems Americas Inc. Construction of the project is expected to begin in September 2019, and achieve COD in the fourth quarter of 2020.

(b)	Agreement to acquire Bermuda Electric Light Company
On June 3, 2019, the Company entered into an agreement to acquire the Ascendant Group Limited ("Ascendant"), parent company of Bermuda Electric Light Company. Bermuda Electric Light Company is the sole electric utility providing regulated electrical generation, transmission and distribution services to Bermuda's approximate 63,000 residents and businesses. The total purchase price for the transaction is approximately $365,000. Closing of the transaction remains subject to shareholder and regulatory approvals and is expected in late 2019.

(c)	Agreement to acquire Mid-West Wind Development Project
The Empire District Electric Company ("Empire Electric System") entered into purchase agreements to acquire, once completed, three wind farms generating up to 600 MW of wind energy located in Barton, Dade, Lawrence, and Jasper Counties in Missouri and in Neosho County, Kansas ("Mid-West Wind Development Project").  The agreements contain development milestones and termination provisions that primarily apply prior to the commencement of construction in the third and fourth quarters of 2019. Upon closing of the acquisition, anticipated in the first quarter of 2021, total costs are estimated at $1,100,000 These assets, net of third party tax equity investment, are expected to be included in the rate base of the Empire Electric System in the first half of 2021.

(d)	Agreement to acquire Enbridge Gas New Brunswick Limited Partnership
On December 4, 2018, the Company entered into an agreement to acquire Enbridge Gas New Brunswick Limited Partnership (“New Brunswick Gas”). New Brunswick Gas is a regulated utility that provides natural gas to approximately 12,000 customers and operates approximately 800 km of natural gas distribution pipeline. The total purchase price for the transaction is C$331,000, subject to certain closing adjustments. Regulatory approval was received during the quarter. Closing of the transaction remains subject to provincial approval and is expected in 2019.

(e)	Agreement to acquire St. Lawrence Gas Company, Inc.
On August 31, 2017, the Company entered into an agreement to acquire St. Lawrence Gas Company, Inc. ("SLG"). SLG is a rate regulated natural gas distribution utility serving customers in northern New York state. The total purchase price for the transaction is $70,000, less total third-party debt of SLG outstanding at closing, and subject to certain closing adjustments. Closing of the transaction remains subject to regulatory approval and is expected in 2019.

(f)	Approval to acquire the Perris Water Distribution System
On August 10, 2017, the Company’s Board of Directors approved the acquisition of two water distribution systems serving customers from the City of Perris, California.  The anticipated purchase price of $11,500 is expected to be established as rate base during the regulatory approval process.  The City of Perris residents voted to approve the sale on November 7, 2017. The Liberty Utilities Group filed an application requesting approval for the acquisition of the assets of the water utilities with the California Public Utility Commission on May 8, 2018. Final approval is expected in 2019.